Exhibit 99.4
                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                   REMIC Multi-Class Pass-Through Certificates

                                  December 1997

                                  Series 1997-2

     Pursuant to the Pooling and Servicing Agreement dated as of February 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the
"Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a)  The amounts below are for a Single Certificate of $1,000.

     i)   The amount of such distribution allocable to principal:

     Class 1-A1.....$         0.00000000     Class 2-A1.....$   27.82489438
     Class 1-A2.....$         0.00000000     Class 2-A2.....$    0.00000000
     Class 1-A3.....$         0.00000000     Class 2-A3.....$    0.00000000
     Class 1-A4.....$        20.08706599     Class 2-A4.....$    0.00000000
     Class 1-A5.....$        20.94844889     Class 2-A5.....$   10.34110892
     Class 1-A6.....$        21.73745646     Class 2-A6.....$   71.34240114
     Class 1-A7.....$         9.73875382     Class 2-A7.....$    3.29186444
     Class 1-A8.....$       106.91168800     Class 2-PO.....$    3.54278023
     Class 1-A9.....$       106.91168667     Class 2-M......$    3.29188628
     Class 1-A10....$       206.62587944     Class 2-B1.....$    3.29190104
     Class 1-A11....$        21.31268720     Class 2-B2.....$    3.29190104
     Class 1-A12....$         0.00000000     Class 2-B3.....$    3.29188867
     Class 1-A13....$         0.00000000     Class 2-B4.....$    3.29186406
     Class 1-A14....$         0.00000000     Class 2-B5.....$    3.29188991
     Class 1-A15....$         0.00000000
     Class 1-A16....$         0.73657643
     Class 1-A17....$         0.73657667
     Class 1-PO.....$         0.41136767
     Class 1-M......$         0.73658599
     Class 1-B1.....$         0.73658450
     Class 1-B2.....$         0.73658450
     Class 1-B3.....$         0.73658526
     Class 1-B4.....$         0.73658284
     Class 1-B5.....$         0.73658797
     Class 1-R......$         0.00000000
     Class 1-RL.....$         0.00000000

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     Principal   Prepayments  included  in  the  above  principal   distribution
     (including amounts deposited pursuant to Section 3.17, Scheduled Principal Balances of Defaulted Mortgage Loans, Designated Loans and Defective Mortgage Loans which are being distributed on this Distribution Date):

     Class 1-A1....$         0.00000000    Class 2-A1....$     23.26762578
     Class 1-A2....$         0.00000000    Class 2-A2....$      0.00000000
     Class 1-A3....$         0.00000000    Class 2-A3....$      0.00000000
     Class 1-A4....$        19.15358267    Class 2-A4....$      0.00000000
     Class 1-A5....$        19.97493551    Class 2-A5....$      8.64740218
     Class 1-A6....$        20.72727643    Class 2-A6....$     59.65766730
     Class 1-A7....$         9.28617582    Class 2-A7....$      2.75271018
     Class 1-A8....$       101.94330302    Class 2-PO....$      2.96253001
     Class 1-A9....$       101.94330175    Class 2-B1....$      0.00000000
     Class 1-A10...$       197.02359053    Class 2-B2....$      0.00000000
     Class 1-A11...$        20.32224699    Class 2-B3....$      0.00000000
     Class 1-A12...$         0.00000000    Class 2-B4....$      0.00000000
     Class 1-A13...$         0.00000000    Class 2-B5....$      0.00000000
     Class 1-A14...$         0.00000000
     Class 1-A15...$         0.00000000
     Class 1-A16...$         0.70234635
     Class 1-A17...$         0.70234658
     Class 1-PO....$         0.39225065
     Class 1-M.....$         0.00000000
     Class 1-B1....$         0.00000000
     Class 1-B2....$         0.00000000
     Class 1-B3....$         0.00000000
     Class 1-B4....$         0.00000000
     Class 1-B5....$         0.00000000
     Class 1-R.....$         0.00000000
     Class 1-RL....$         0.00000000

     ii) The amount of such distribution to the Certificateholders of each class, allocable to Interest; Pay-out Rate:

     Class 1-A1........$          5.41666665                       6.50000000%
     Class 1-A2........$          5.62499995                       6.75000000%
     Class 1-A3........$          6.24999976                       7.50000000%
     Class 1-A4........$          5.15836421                       7.00000000%
     Class 1-A5........$          5.77181904                       7.50000000%
     Class 1-A6........$          5.75380886                       7.50000000%
     Class 1-A7........$          3.67809930                       7.50000000%
     Class 1-A8........$          0.62365200                       7.00000000%
     Class 1-A9........$          0.89093333                      10.00000000%
     Class 1-A10.......$          1.29141181                       7.50000000%
     Class 1-A11.......$          5.42070360                       7.50000000%
     Class 1-A12.......$          6.25000064                       7.50000000%
     Class 1-A13.......$          6.45833333                       7.75000000%
     Class 1-A14.......$          5.00000000                       6.00000000%

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     Class 1-A15.......$          0.00000000                       7.50000000%
     Class 1-A16.......$          6.20634738                       7.50000000%
     Class 1-A17.......$          6.20634667                       7.50000000%
     Class 1-S.........$          0.21109811                       0.31470200%
     Class 1-M.........$          6.20634729                       7.50000000%
     Class 1-B1........$          6.20634688                       7.50000000%
     Class 1-B2........$          6.20634688                       7.50000000%
     Class 1-B3........$          6.20634103                       7.50000000%
     Class 1-B4........$          6.20634615                       7.50000000%
     Class 1-B5........$          6.20634477                       7.50000000%
     Class 1-R.........$          0.00000000                       7.50000000%
     Class 1-RL........$          0.00000000                       7.50000000%
     Class 2-A1........$          4.63767318                       7.00000000%
     Class 2-A2........$          5.41666641                       6.50000000%
     Class 2-A3........$          5.41666667                       6.50000000%
     Class 2-A4........$          5.83333244                       7.00000000%
     Class 2-A5........$          5.50765111                       7.00000000%
     Class 2-A6........$          3.31761761                       7.00000000%
     Class 2-A7........$          5.66804333                       7.00000000%
     Class 2-S.........$          0.33321471                       0.48578400%
     Class 2-M.........$          5.66804219                       7.00000000%
     Class 2-B1........$          5.66804848                       7.00000000%
     Class 2-B2........$          5.66804848                       7.00000000%
     Class 2-B3........$          5.66804528                       7.00000000%
     Class 2-B4........$          5.66799776                       7.00000000%
     Class 2-B5........$          5.66796885                       7.00000000%

     iii) The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                        Pool 1         Pool 2
                                                        ------         ------
                                                 $     82,672.37  $    16,587.46

(b) The amounts below are for the aggregate of all certificates.

    iv)   The Pool Scheduled Principal Balances: $405,169,394.43  $78,307,610.45
          Number of Mortgage Loans:                        1,400             263

     v) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to all distributions allocable to principal made on such Distribution Date and the allocation of Realized Losses (separately identified), if any, as of such Distribution Date:

                                             Aggregate           Single
                                         Principal Balance  Certificate Balance
                                         -----------------  -------------------
          Class 1-A1........             $    51,348,218.00 $       1,000.00
          Class 1-A2........             $    65,627,405.00 $       1,000.00
          Class 1-A3........             $     5,215,005.00 $       1,000.00
          Class 1-A4........             $    51,225,723.49 $         864.20
          Class 1-A5........             $    22,726,977.97 $         902.54
          Class 1-A6........             $    16,854,229.33 $         898.87
          Class 1-A7........             $    95,074,441.20 $         990.18

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          Class 1-A8........             $             0.00 $           0.00
          Class 1-A9........             $             0.00 $           0.00
          Class 1-A10.......             $             0.00 $           0.00
          Class 1-A11.......             $    21,149,997.38 $         846.00
          Class 1-A12.......             $     5,886,977.00 $       1,000.00
          Class 1-A13.......             $     1,752,000.00 $       1,000.00
          Class 1-A14.......             $       292,000.00 $       1,000.00
          Class 1-A15.......             $             0.00 $           0.00
          Class 1-A16.......             $    41,675,718.39 $         992.28
          Class 1-A17.......             $     2,976,837.03 $         992.28
          Class 1-PO........             $     1,020,047.64 $         973.74
          Class 1-S.........             $   356,326,437.98 $       2,138.82
          Class 1-M.........             $     8,937,456.96 $         992.28
          Class 1-B1........             $     4,468,232.35 $         992.28
          Class 1-B2........             $     4,468,232.35 $         992.28
          Class 1-B3........             $     2,234,612.31 $         992.28
          Class 1-B4........             $       670,780.59 $         992.28
          Class 1-B5........             $     1,564,502.44 $         992.28
          Class 1-R.........             $             0.00 $           0.00
          Class 1-RL........             $             0.00 $           0.00
          Class 2-A1........             $    11,695,269.47 $         767.20
          Class 2-A2........             $    13,163,000.00 $       1,000.00
          Class 2-A3........             $    12,831,000.00 $       1,000.00
          Class 2-A4........             $     1,856,714.00 $       1,000.00
          Class 2-A5........             $    23,157,992.10 $         933.83
          Class 2-A6........             $     6,224,260.93 $         497.39
          Class 2-A7........             $     8,715,355.15 $         968.37
          Class 2-S.........             $    72,616,217.76 $         861.76
          Class 2-PO........             $       123,303.65 $         964.96
          Class 2-M.........             $       871,792.22 $         968.37
          Class 2-B1........             $       435,895.62 $         968.37
          Class 2-B2........             $       435,895.62 $         968.37
          Class 2-B3........             $       261,537.19 $         968.37
          Class 2-B4........             $       174,358.44 $         968.37
          Class 2-B5........             $       217,950.06 $         968.37

     vi) The following pertains to any real estate acquired on behalf of Certificateholders:
                                                   Pool 1         Pool 2
                                                   ------         ------
          Book Value..........................$    242,250.00   $     0.00
          Unpaid Principal Balance............$    242,250.00   $     0.00

          The  aggregate  number of Mortgage  Loans  included  in the  Principal
          Balance set forth above:............              1            0

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     vii) Aggregate  number  and  aggregate  Principal  Balances  of  delinquent
          Mortgage Loans, as of the opening of business on the related Determination Date:

                                               Loans        Principal Balance
                                               -----        -----------------
          Pool 1..............................
              *(1)  *30-59 days                  10          $3,332,498.32
               (2)  60-89 days                    1          $  265,947.13
               (3)  90 days or more               3          $  857,061.28
               (4)  in foreclosure                2          $  809,177.68

          Pool 2..............................
              *(1)  30-59 days                    3          $  940,278.27
               (2)  60-89 days                    0          $        0.00
               (3)  90 days or more               0          $        0.00
               (4)  in foreclosure                0          $        0.00

     viii)The  aggregate  number  of  replaced   Mortgage  loans  and  Scheduled
          Principal Balance:

          Pool 1..............................    0          $        0.00
          Pool 2..............................    0          $        0.00

     ix)  The aggregate number of modified Mortgage loans and Principal Balance:

          Pool 1..............................    0          $        0.00
          Pool 2..............................    0          $        0.00

     x)   Certificate Interest Rate of:

          Class 1-A8 Certificates:                 7.000000%
          Class 1-A9 Certificates:                10.000000%
          Class 1-S Certificates:                  0.314702%
          Class 2-S Certificates:                  0.485784%

                                                        Pool 1        Pool 2
                                                        ------        ------
     xi)  Senior Percentage........................   94.55120000%  96.98530000%
     xii) Group I Senior Percentage ...............   83.66228662%  86.02607100%
    xiii) Group II Senior Percentage  .............   10.88891338%  10.95922900%
     xiv) Senior Prepayment Percentage  ...........  100.00000000% 100.00000000%
     xv)  Group I Senior Prepayment Percentage  ...  100.00000000% 100.00000000%
     xvi) Group II Senior Prepayment Percentage  ..    0.00000000%   0.00000000%
    xvii) Group I Scheduled Distribution Percentage    0.00000000%      N/A
   xviii) Group II Scheduled Distribution Percentage   0.00000000%      N/A
    xviv) Junior Percentage  ......................    5.44880000%   3.01470000%
     xvx) Junior Prepayment Percentage  ...........    0.00000000%   0.00000000%

     xvxi)Amount of distribution of Class 1-A7 Certificates allocable to interest accrued on Components of Class 1-A7 Certificates:

          Class 1-A7A Certificates:               $    247,514.36    7.50000000%
          Class 1-A7B Certificates:               $    350,355.49    7.50000000%
          Class 1-A7C Certificates:               $     83,807.31    7.50000000%
          Class 1-A7D Certificates:               $     21,840.16    7.50000000%

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     xvxii) Amount of  distribution  of Class  1-A5  Certificates  allocable  to interest accrued on Components of Class 1-A5 Certificates:

          Class 1-A5A Certificates:               $      5,712.50    7.50000000%
          Class 1-A5B Certificates:               $    139,628.01    7.50000000%

     * It has been the Company's experience that, with respect to the first Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.